UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): June 24, 2020 (June 18, 2020)

Comstock Holding Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32375	20-1164345
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1886 METRO CENTER DRIVE, FOURTH FLOOR
RESTON, VIRGINIA 20190
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (703) 230-1985

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CHCI	NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
        (a) Dismissal of Previous Independent Registered Public Accounting Firm.

On June 18, 2020, the Audit Committee of the Board of Directors of Comstock Holding Companies, Inc. (the “Company”) dismissed BDO USA, LLP (“BDO”) as the Company’s independent registered public accounting firm effective as of June 18, 2020.

The audit reports of BDO on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2019 and 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2019 and December 31, 2018, and the subsequent interim period through June 18, 2020, (i) there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure that, if not resolved to BDO’s satisfaction, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the Company’s financial statements for such years or any subsequent interim period through the date of dismissal, and (ii) there were no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K, except that the Company’s management identified material weaknesses in internal controls over financial reporting involving (x) the review and reconciliation of debt balances and amortization of related debt discounts, as of March 31, 2020 and December 31, 2019, (y) the accounting and reporting of various complex divestment transactions entered into in the second quarter of 2019 relating to the winding down of the Company’s for-sale homebuilding operations, as of September 30, 2019 and June 30, 2019, and (z) insufficient finance and accounting department resources with appropriate knowledge, expertise and training commensurate with the Company’s corporate structure and financial reporting requirements to effectively assess risk and design, operate and oversee internal controls over financial reporting, as of March 31, 2018. The material weakness identified in item (y) above was remediated prior to the Company’s Form 10-K filed on April 14, 2020 and the material weakness identified in item (z) above was remediated prior to the Company’s Form 10-Q filed on August 14, 2018. A further description of the material weaknesses and management’s plans of remediation can be found in the following reports filed by the Company with the U.S. Securities and Exchange Commission (“SEC”): (1) Form 10-Q filed on May 28, 2020, (2) Form 10-K filed on April 14, 2020, (3) Form 10-Q filed on November 14, 2019, (4) Form 10-Q filed on August 19, 2019, and (5) Form 10-Q filed on May 16, 2018.

The Company has provided BDO with a copy of this Current Report on Form 8-K prior to its filing with SEC, and requested that BDO furnish the Company with a letter addressed to the SEC stating whether or not BDO agrees with the statements made above. A copy of BDO’s letter, dated June 24, 2020, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
        (b) Engagement of New Independent Registered Public Accounting Firm.

On and effective as of June 18, 2020, the Audit Committee of the Board of Directors of the Company approved the engagement of Grant Thornton LLP (“GT”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The Company formally engaged GT pursuant to an engagement letter dated June 24, 2020. During the Company’s two most recent fiscal years ended December 31, 2019 and 2018 and the subsequent interim period through June 24, 2020, neither the Company nor anyone on its behalf consulted GT regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by GT, or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (within the meaning of Item 304(a)(1)(v) of Regulation S-K).

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number Exhibit
16.1  Letter of BDO USA, LLP dated June 24, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 24, 2020
COMSTOCK HOLDING COMPANIES, INC.

By:	/s/ Christopher Clemente
Christopher Clemente, Chief Executive Officer
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